Exhibit p(i) under Form N-1A
                                              Exhibit 24 under Item 601/Reg. S-K

                                POWER OF ATTORNEY

        Each person whose signature appears below hereby constitutes and appoints any Senior Corporate Counsel of Federated Investors, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                  DATE

/S/ EDWARD C. GONZALES              President          February 26, 1999
Edward C. Gonzales           (Principal Executive

                                    Officer)

/S/ JEFFREY W. STERLING             Treasurer          February 26, 1999
Jeffrey W. Sterling          (Principal Financial

                                    and Accounting Officer)

/S/ J. VIRGIL EARLY          Trustee               January 1, 1999
-------------------
J. Virgil Early

/S/ WILLIAM M. HIGGINS              Trustee               January 1, 1999
----------------------
William M. Higgins

/S/ HARVEY M. SALKIN         Trustee               January 1, 1999
--------------------
Harvey M. Salkin

/S/ DONALD C. SEIKMANN              Trustee               January 1, 1999
----------------------
Donald C. Seikmann

/S/ WILLIAM N. STRATMAN             Trustee               January 1, 1999
-----------------------
William N. Stratman

Sworn to and subscribed before me this ____ day of _________, 1999.

Notary Public